UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 589-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or formed address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Offering of Notes

On February 11, 2011, MF Global Holdings Ltd. (the “Company”) completed an offering of $287.5 million principal amount of its 1.875% Convertible Senior Notes due 2016 (which includes $37.5 million principal amount of Convertible Senior Notes sold pursuant to an option granted by the Company to the underwriters) (the “Notes”). The Notes were sold pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-162119), as supplemented by the final prospectus supplement filed with the SEC on February 8, 2011 (the “final prospectus supplement”). The closing of the offering of the Notes (including the Notes subject to the underwriters’ option, which was exercised in full) occurred on February 11, 2011.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture” and together, the “Indenture”), each dated as of February 11, 2011, between the Company and Deutsche Bank Trust Company Americas, as trustee. The Notes are initially convertible into approximately 27,735,585 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), subject to anti-dilution adjustments and certain make-whole adjustments upon specified corporate events.

The Indenture, the Notes and the offering are described in the final prospectus supplement. Copies of the Base Indenture, the Supplemental Indenture (including the Form of Note included therein) and the underwriting agreement relating to the Notes are filed as exhibits to this Current Report.

Convertible Bond Hedge Transactions and Warrant Transactions

On February 7, 2011, the Company entered into privately negotiated convertible bond hedge transactions (together, the “Convertible Bond Hedge Transactions”) with each of J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, Citibank, N.A., Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch and Goldman Sachs & Co. (the “Counterparties”). The Convertible Bond Hedge Transactions cover, subject to anti-dilution adjustments, approximately 27,735,585 shares of the Company’s common stock (the “Common Stock”), which is the same number of shares initially issuable upon conversion of the Notes, and are expected to reduce the potential dilution with respect to the Common Stock and/or reduce the Company’s exposure to potential cash payments that may be required to be made by the Company upon conversion of the Notes.

On February 7, 2011, the Company also entered into privately negotiated warrant transactions (together, the “Warrant Transactions”) generally relating to the same initial number of shares of Common Stock (subject to anti-dilution adjustments) with each of the Counterparties. The warrants have an initial strike price equal to $14.2275, or 75% above the closing price of the Common Stock on the New York Stock Exchange on February 7, 2011. The Company may, subject to certain conditions, settle the warrants in cash or on a net-share basis. The Warrant Transactions could have a dilutive effect with respect to the Common Stock or, if the Company so elects, obligate the Company to make cash payments to the extent that the market price per share of Common Stock exceeds the applicable strike price of the Warrant Transactions on any expiration date of the warrants.

The notional size of each of the Convertible Bond Hedge Transactions and Warrant Transactions was automatically increased on February 8, 2011 upon the underwriters’ exercise of their option to purchase additional Notes to correspond in the aggregate to the number of shares of Common Stock initially issuable upon conversion of all the Notes, including the additional Notes. The share amount indicated above reflects this increase.

The Company used approximately $27.5 million of the net proceeds from the offering of the Notes to pay the cost of the Convertible Bond Hedge Transactions (after such cost was partially offset by the aggregate proceeds of approximately $36.5 million to the Company from the Warrant Transactions). The remaining net proceeds of the offering, totalling approximately $251.4 million (before expenses), are to be used to repay a portion of the outstanding borrowings under the Company’s liquidity facility, with the remainder to be used for general corporate purposes.

The Convertible Bond Hedge Transactions and the Warrant Transactions are separate transactions, each entered into by the Company with the Counterparties, are not part of the terms of the Notes, and will not change any holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the Convertible Bond Hedge Transactions or Warrant Transactions.

The Convertible Bond Hedge Transactions and Warrant Transactions are described in the final prospectus supplement. Copies of the confirmations relating to the Convertible Bond Hedge Transactions and the Warrant Transactions are attached as exhibits to this Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information about the Warrant Transactions referenced in Item 1.01 under the heading “Convertible Bond Hedge Transactions and Warrant Transactions” is incorporated by reference into this Item 3.02. The Warrant Transactions were conducted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”). Neither the warrants nor the underlying Common Stock issuable upon conversion of the warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement, dated February 7, 2011, among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives for the several underwriters.

4.1	Senior Debt Indenture, dated February 11, 2011, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated February 11, 2011, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 1.875% Convertible Senior Notes due 2016 (included as Exhibit A in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP.

10.1	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.2	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Citibank, N.A., as dealer.

10.3	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.4	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.5	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.6	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Citibank, N.A., as dealer.

10.7	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.8	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.9	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.10	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Citibank, N.A., as dealer.

10.11	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.12	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.13	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.14	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Citibank, N.A., as dealer.

10.15	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch, as dealer.

10.16	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Goldman Sachs & Co., as dealer.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL HOLDINGS LTD.

Date: February 11, 2011	By:	/S/ LAURIE R. FERBER
	Name:	Laurie R. Ferber
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 7, 2011, among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives for the several underwriters.

4.1	Senior Debt Indenture, dated February 11, 2011, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated February 11, 2011, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 1.875% Convertible Senior Notes due 2016 (included as Exhibit A in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP.

10.1

Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.2	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Citibank, N.A., as dealer.

10.3	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.4	Base Convertible Bond Hedge Transaction Confirmation, dated February 7, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.5

Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.6	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Citibank, N.A., as dealer.

10.7	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.8	Base Issuer Warrant Transaction Confirmation, dated February 7, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.9

Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.10	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Citibank, N.A., as dealer.

10.11	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch as dealer.

10.12	Additional Convertible Bond Hedge Transaction Confirmation, dated February 8, 2011, between the Company and Goldman Sachs & Co., as dealer.

10.13

Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, as dealer.

10.14	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Citibank, N.A., as dealer.

10.15	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Deutsche Bank Securities Inc., as agent for Deutsche Bank AG, London Branch, as dealer.

10.16	Additional Issuer Warrant Transaction Confirmation, dated February 8, 2011, between the Company and Goldman Sachs & Co., as dealer.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).